UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2018
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UNION ACQUISITION CORP.
(Exact Name of Registrant as specified in its charter)
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Cayman Islands	001-38405	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

444 Madison Avenue, Fl 34
New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(212) 981-0630
(Registrant’s telephone number, including area code)

Not Applicable
(Registrant’s name or former address, if change since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2018, Union Acquisition Corp., a Cayman Islands exempted company (“UAC”), executed an agreement (the “Amendment”) to amend the Share Exchange Agreement, dated as of November 8, 2018, by and among UAC, Joseph J. Schena, solely in his capacity as representative of the holders of UAC ordinary shares, and Bioceres, Inc., a Delaware corporation (the “Exchange Agreement”), filed with the Securities and Exchange Commission on November 9, 2018 as Exhibit 2.1 to UAC’s Current Report on Form 8-K. Pursuant to the Amendment, UAC and Bioceres, Inc. agreed, among other things, that all directors of the post-Closing Union Board (as defined in the Exchange Agreement) will have one-year terms and will be appointed and removed by the majority vote of the holders of ordinary shares of the combined company.

In addition, on December 19, 2018, UAC and the holders of the private placement warrants issued in connection with UAC’s initial public offering (the “IPO”) entered into a letter agreement (the “Letter Agreement”), pursuant to which, the holders of such private placement warrants agreed that such private placement warrants will only be exercisable on a cashless basis and redeemable on the same basis as the public warrants issued in connection with the IPO.

A copy of each of the Amendment and the Letter Agreement is incorporated herein by reference and filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K. The description of the Amendment and the Letter Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amendment to the Share Exchange Agreement by and between Union Acquisition Corp., Joseph J. Schena, solely in his capacity as representative of the holders of UAC ordinary shares, and Bioceres, Inc., dated as of December 19, 2018.*
10.2	Letter Agreement with respect to Private Placement Warrants by and between Union Acquisition Corp. and the holders named therein, dated as of December 19, 2018.

*Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). UAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Acquisition Corp.

	By:	/s/ Kyle P. Bransfield
	Name:	Kyle P. Bransfield
	Title:	Chief Executive Officer

Date: December 20, 2018